UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2008

CROWN OIL AND GAS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52750

(Commission File Number)

98-0495144

(IRS Employer Identification No.)

800 – 5th Avenue, Suite 4100, Seattle, Washington 98104

(Address of principal executive offices and Zip Code)

206-224-7975

Registrant's telephone number, including area code

ONELIFE HEALTH PRODUCTS INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

With the approval of our board of directors, effective January 15, 2008, we merged with our subsidiary, Crown Oil and Gas Inc. In connection with the merger, we changed our name to “Crown Oil and Gas Inc.”.

Item 7.01.	Regulation FD Disclosure

Our new CUSIP number is 228432 100.

Item 9.01.	Financial Statements and Exhibits.
3.01	Certificate of Merger filed with the Secretary of State of Nevada and effective on January 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN OIL AND GAS INC.

/s/ John Hiner

John Hiner

President

Date: January 16, 2008

CW1625714.1